Registration No. 333-38159


                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      POST-EFFECTIVE AMENDMENT NO. 2 TO

                                  FORM S-8

                         REGISTRATION STATEMENT UNDER

                          THE SECURITIES ACT OF 1933

                                 HASBRO, INC.
                             --------------------
                             (Name of Registrant)

          Rhode Island                             05-0155090
------------------------                ------------------------------------
(State of Incorporation)                (I.R.S. Employer Identification No.)

               1027 Newport Avenue Pawtucket, Rhode Island  02861
               --------------------------------------------------
                       (Principal Executive Offices)

                 HASBRO, INC. EMPLOYEE NON-QUALIFIED STOCK PLAN
                                       AND
             HASBRO,  INC. NON-QUALIFIED DEFERRED COMPENSATION PLAN
             ------------------------------------------------------
                                 (Title of Plans)


                             PHILLIP H. WALDOKS, ESQ.
                         Senior Vice President--Corporate
                            Legal Affairs and Secretary

                                  Hasbro, Inc.
                              32 West 23rd Street
                           New York, New York 10010
                         ---------------------------
                         (Name and Address of Agent)

                               (212) 645-2400
                         ---------------------------
                         (Telephone Number of Agent)

                        Calculation of Registration Fee
                        -------------------------------

Title of                           Proposed max-  Proposed max-
Securities                         imum offer-    imum aggre-     Amount of
to be         Amount to be         ing price      gate offering   regis-
registered    registered           per unit       price           tion fee
------------  -------------------  -------------  --------------  ----------
Common Stock  9,000,000 shares(1)     $33.375(2)  $300,375,000(2) $83,504.25

(1) To be registered with respect to the Hasbro, Inc. Employee Non-Qualified Stock Plan, as amended by Amendment No. 1 thereto.
(2) Estimated solely for purposes of determining the registration fee pursuant to Rule 457(c).

                                  PART II

Item 3.  Information Required in the Registration Statement

     The Registration Statement under the Securities Act of 1933 on Form S-8 of Hasbro, Inc. (the "Corporation" or the "Registrant"), file number 333-38159, filed with the Securities and Exchange Commission on October 17, 1997 is incorporated in this Post-Effective Amendment No. 2 to Registration Statement by reference and shall be deemed a part hereof.

Item 8.  Exhibits

      5.0      Opinion of Phillip H. Waldoks, Esq.

     23.1      Consent of Phillip H. Waldoks, Esq. (included in Exhibit
               5.0).

     23.2      Consent of Independent Auditors.

     24.0 Power of Attorney (Incorporated by reference to signature page of the Corporation's Registration Statement on Form S-8, dated October 17, 1997.)

                                SIGNATURES
                                ----------

     The Registrant
     --------------
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-8, and has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on April 22, 1999.

                                                 HASBRO, INC. (Registrant)



                                              By: /s/ Phillip H. Waldoks
                                                 -----------------------
                                                 Phillip H. Waldoks,
                                                 Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                      Capacity                      Date
       ---------                      --------                      ----

/s/ Alan G. Hassenfeld*         Chairman of the Board,         April 22, 1999
---------------------------- 	  Chief Executive
Alan G. Hassenfeld              Officer and Director
                                (Principal Executive Officer)


/s/ John T. O'Neill*            Executive Vice President and   April 22, 1999
----------------------------    Chief Financial Officer
John T. O'Neill                 (Principal Financial and
                                Accounting Officer)

/s/ Alan R. Batkin*
----------------------------    Director                       April 22, 1999
Alan R. Batkin


----------------------------    Director                       April   , 1999
Herbert M. Baum

/s/ Harold P. Gordon*
----------------------------     Director                      April 22, 1999
Harold P. Gordon


/s/ Alex Grass*
----------------------------     Director                      April 22, 1999
Alex Grass


/s/ Sylvia K. Hassenfeld*
----------------------------     Director                      April 22, 1999
Sylvia K. Hassenfeld


/s/ Marie-Josee Kraviis          Director                      April 22, 1999
----------------------------
Marie-Josee Kravis


----------------------------     Director                      April   , 1999
Claudine B. Malone


/s/ Morris W. Offit*
----------------------------     Director                      April 22, 1999
Morris W. Offit


/s/ Norma T. Pace*
----------------------------     Director                      April 22, 1999
Norma T. Pace


/s/ E. John Rosenwald, Jr.*
----------------------------     Director                      April 22, 1999
E. John Rosenwald, Jr.


/s/Carl Spielvogel*
----------------------------     Director                      April 22, 1999
Carl Spielvogel

/s/ Preston Robert Tisch*
----------------------------     Director                      April 22, 1999
Preston Robert Tisch


/s/ Alfred J. Verrecchia*
----------------------------     Director                      April 22, 1999
Alfred J. Verrecchia


/s/ Paul Wolfowitz*
----------------------------     Director                      April 22, 1999
Paul Wolfowitz


*/s/ Phillip H. Waldoks
----------------------------
Phillip H. Waldoks
Attorney-in-fact

                                  EXHIBIT INDEX




Exhibit No.                        Description
-----------                        -----------


   5.0           Opinion of Phillip H. Waldoks, Esq.

  23.1           Consent of Phillip H. Waldoks, Esq. (Included in
                 Exhibit 5.0)

  23.2           Consent of Independent Auditors.

  24.0 Power of Attorney (Incorporated by reference to signature page of the Corporation's Registration
                 Statement on Form S-8, dated October 17, 1997.)